KeyCorp Third Quarter 2025 Earnings Review October 16, 2025 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

3Q25 Results

Differentiated Fee Businesses Focused on Targeted Scale

+8%

Noninterest Income Growth YoY[1]

$68Bn

Assets Under Management[2], up 11% YoY

Strong Client Growth and Relationship Depth

+2%

Client Deposits YoY and Net New Relationship Household Growth[3]

95%

Commercial Deposits from Clients with an Operating Account

Risk Management Excellence

42bps

NCOs / Average Loans

63bps

NPAs / Loans + OREO

Balance Sheet Management from a Position of Strength

+5%

Commercial Loan Growth YTD

10.3%

Marked Common Equity Tier 1[4],[5], up ~170 bps YoY

(1) Reflects comparison of adjusted metrics. Non-GAAP measure: see appendix for reconciliation and slide 22 for breakout of Selected Items Impact on Earnings; (2) as of 9/30/2025; (3) 3Q25 annualized; (4) 9/30/2025 ratio is estimated; (5) Adjusted for unrealized AFS Securities and Pension losses and non-GAAP measure: see appendix for reconciliation

2

12.5% 15.0% 3Q25 Medium-Term Target Medium-Term Targets Reflect Clearly Defined Tailwinds Return on Tangible Common Equity(1) Net Interest Margin (TE) 2.75% 3.00% 3.25% 3Q25 4Q26 Medium-Term Target ~3. 0%15.0%+ . + Driven by balance sheet growth and optimization, continued momentum across priority based fee businesses, and ongoing expense discipline TE = Taxable equivalent; (1) Non-GAAP measure: see appendix for reconciliation; (2) Expected run rate by year-end 2027 (2) (2) 3

Financial Review

3Q25 Highlights

- EPS of $0.41, up 17% QoQ and up 37% YoY(1)
- Revenue up 3% QoQ and up 17% YoY(1)
  - Net interest income up 4% QoQ, driven by strong client deposit performance and balance sheet optimization efforts
  - NIM of 2.75% up 9 bps QoQ
  - Noninterest income up 8% YoY(1)
- Noninterest expenses up 7% YoY(1)
  - Total operating leverage of 10% and fee-based operating leverage of 1% on a YoY(1) basis
- Credit quality metrics remained stable to improved across NCOs, NPLs, criticized loans and delinquencies
  - Reserves stable; ACL release of $7MM
- CET1 ratio at 11.8%(3)
  - Marked CET1 of 10.3%(2),(3), up 35 bps QoQ
- Tangible book value per common share increased 14% YoY
- Received a credit rating upgrade from Fitch Ratings; continue to have a positive outlook with Moody's

$ in millions, excluding per share metrics
From continuing operations, unless otherwise noted

	Reported	QoQ ▲	YoY(1) ▲
EPS	$ 0.41	17 %	37 %
Net Interest Income (TE)(2)	$ 1,193	4 %	24 %
Noninterest Income	$ 702	2 %	8 %
Revenue (TE)(2)	$ 1,895	3 %	17 %
Noninterest Expense	$ 1,177	2 %	7 %
Provision for Credit Losses	$ 107	(22) %	13 %
CET1(3)	11.8 %	11 bps	103 bps
Adjusted Cash Efficiency Ratio(2)	62.1 %	(33) bps	(565) bps
ROTCE(2)	12.5 %	142 bps	168 bps
Tangible Book Value per Common Share	$ 13.38	4 %	14 %

(1) Reflects comparison of adjusted metrics. Non-GAAP measure: see appendix for reconciliation and slide 22 for breakout of Selected Items Impact on Earnings; (2) Non-GAAP measure: see appendix for reconciliation; (3) 9/30/2025 ratio is estimated

5

$106.4 $0.7 $(0.5) $(0.3) $(0.1) $(0.3) $105.9 6/30/25 C&I CRE Residential Mortgage Comm'l Lease Other Consumer 9/30/25 ▪ ~66% variable rate, or 39% after adjusting for loans swapped to a fixed rate; loan yields would have been 5.87% in third quarter 2025 excluding the impact from hedges(3) ▪ ~91% of commercial loans are made to clients who do additional business with Key(4) ▪ ~55% of the C&I portfolio is investment grade; Consumer book has a 766 weighted average FICO at origination ▪ C&I line utilization: 31% in 3Q25 (down 83 bps from 2Q25), driven by an increase in commitments ▪ Average loans up $512MM – Increase in average commercial loans (+1.5%) primarily driven by an increase in C&I loans – Partially offset by a decline in total consumer loans (-1.8%), reflective of the intentional run-off of low- yielding mortgages vs. Prior Quarter Portfolio Highlights Note: Graphs may not foot due to rounding (1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits Average Loans Consumer Commercial Loan Yield $ in billions QoQ Ending Balances by Type 6 $106.2 $104.7 $104.4 $105.7 $106.2 $73.1 $72.1 $72.4 $74.3 $75.4 $33.2 $32.6 $32.0 $31.4 $30.8 5.73% 5.55% 5.47% 5.51% 5.51% 3Q24 4Q24 1Q25 2Q25 3Q25 6/ 5 /25CRE(1) ther(2) c

Average Deposits

$ in billions



$147.8
$149.7
$148.5
$147.4
$150.4
Other(1)
Commercial
$58.7
$59.7
$57.4
$55.9
$58.5
Total deposit cost
2.39%
2.18%
2.06%
1.99%
1.97%
Consumer
$86.4
$87.5
$88.3
$88.0
$87.7
3Q24
4Q24
1Q25
2Q25
3Q25

3Q25 Product Mix



Savings
Time deposits
3%
10%
Noninterest-bearing
19%
40%
IB Demand
28%
MMDA
23% including hybrid accounts

3Q25 Interest-Bearing Mix



Managed Commercial
Treasury / Other
7%
3%
Consumer ex term products
36%
Indexed Commercial
30%
7%
17%
Wealth & Other Consumer
Consumer term products(2)

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- **Average deposits up 2%**
  - Driven by growth in seasonally higher commercial deposits
  - Consumer deposits excluding CDs increased ~1%
- **Total deposit costs declined by 2 bps**
  - **Cumulative** down interest-bearing **deposit beta: ~55%[3]**

Deposit Franchise Highlights

- **Client deposits up 2% year-over-year**
- **Average NIB deposits grew 2% sequentially,** stable at 19% of total deposits
  - **NIB deposits including hybrids:** 23% of total deposits
- **Commercial deposit balances driven by relationship clients**
  - 80% from clients with a core operating account
  - 95% from clients with an operating account
- **Loan-to-deposit ratio: 71%[4]**

7

$1,150 $20 $8 $5 $3 $7 $1,193 Balance Sheet Mix Beta Mgmt & Rate Impacts Fixed-Rate Securities Repricing Swap Maturities Day Count & Other $964 $1,061 $1,105 $1,150 $1,193 2.17% 2.41% 2.58% 2.66% 2.75% Net Interest Income (TE) Net Interest Margin (TE) 3Q24 4Q24 1Q25 2Q25 3Q25 TE = Taxable equivalent; Note: NII and NIM walks may not foot due to rounding (1) Non-GAAP measure: see appendix for reconciliation Net Interest Income and Margin (TE)(1) +4% +24% NII Walk (TE) NIM Walk (TE) 8 2.66% 5 bps 2 bps 1 bp 1 bp 2.75% Balance Sheet Mix Beta Mgmt & Rate Impacts Fixed-Rate Securities Repricing Swap Maturities From continuing operations, $ in millions 2Q25 3Q25 2Q25 3Q25

Noninterest Income

Illustrative, not drawn to scale; $ in millions



+8%(1)
$649(1)
$690
$702
As reported:
$(269)
3Q24
2Q25
3Q25
Reported results include $918MM pretax loss on the sale of securities(1)

Noninterest Income Detail

	3Q24	2Q25	3Q25	% change QoQ	% change YoY
Investment Banking & Debt Placement	$171	$178	$184	3%	8%
Trust & Investment Services	$140	$146	$150	3%	7%
Cards & Payments	$84	$85	$86	1%	2%
Corporate Services	$69	$76	$72	(5)%	4%
Service Charges on Deposits	$67	$73	$75	3%	12%
Commercial Mortgage Servicing	$73	$70	$73	4%	—
Other[2]	$(873)	$62	$62	—	N/M

vs. Prior Year

- **Adjusted noninterest income[1] up $53MM (+8%), excluding the loss on the sale of securities of $918MM in 3Q24**
  - Investment banking and debt placement fees up $13MM (+8%), reflecting higher debt and equity issuance activity
  - Trust and investment services fees were up $10MM (+7%), reflecting higher market levels and positive net flows
    - Record $68Bn AUM
  - Commercial payments fee-equivalent revenue grew high single digits
  - Partly offset by a $5MM decrease in operating lease income and other leasing gains

(1)Reflects comparison of adjusted metrics. Non-GAAP measure: see appendix for reconciliation and slide 22 for breakout of Selected Items Impact on Earnings; (2) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, Net Securities gains (losses), and Other Income

9

Noninterest Expense

$ in millions



% change
QoQ
YoY
$1,094
$1,154
$1,177
$(6)(2)
$(5)(2)
+2%
+7%
Non-personnel (1)
$430
$449
$440
(2)%
2%
Personnel
$670
$705
$742
+5%
+11%
3Q24
2Q25
3Q25

(1) 3Q24 and 3Q25 includes a reduction of the FDIC special assessment; (2) See slide 22 for breakout of Selected Items Impact on Earnings

vs. Prior Quarter

- **Noninterest expense increase of $23MM (~2%)**
  - Driven by personnel expense (+$37MM), primarily related to incentive compensation associated with strong fee generation and continued investments in people
  - Partially offset by a decrease in non-personnel expense (-$14MM), including an FDIC special assessment benefit (-$5MM)

vs. Prior Year

- **Noninterest expense up $83MM (+7%)**
  - Primarily driven by higher personnel expense (+$72MM), related to incentive compensation associated with noninterest income growth, and continued investments in people
  - Non-personnel expense increase driven by higher business service and professional fees, as well as computer processing expenses associated with technology related investments
  - Partially offset by a decrease in operating lease expense (-$5MM)

10

0.17% 0.20% 0.27% 0.25% 0.24% 0.16% 0.09% 0.08% 0.07% 0.10% 30-89 days delinquent 90+ days delinquent 3Q24 4Q24 1Q25 2Q25 3Q25 $6,841 $6,337 $6,265 $6,062 $5,871 6.5% 6.1% 6.0% 5.7% 5.5% Criticized Outstandings Criticized Outstandings to Period-end Total Loans 3Q24 4Q24 1Q25 2Q25 3Q25 $741 $772 $700 $707 $668 0.70% 0.74% 0.67% 0.66% 0.63% NPAs NPA Ratio 3Q24 4Q24 1Q25 2Q25 3Q25 (1) Nonperforming assets to period-end portfolio loans plus OREO and other nonperforming assets; (2) Loan and lease outstandings $ in millions Net Charge-offs (NCOs) & Provision for Credit Losses Delinquencies to Period-End Total Loans Criticized Outstandings(2) to Period-End Total Loans From continuing operations; $ in millions; Nonperforming Asset (NPA) Ratio(1) $ in millions Credit Quality From continuing operations 11 $154 $114 $110 $102 $114$95 $39 $118 $138 $107 0.58% 0.43% 0.43% 0.39% 0.42% NCOs Provision for credit losses NCOs to Average Loans 3Q24 4Q24 1Q25 2Q25 3Q25 (1)

$(2.5) $(2.1) $(2.0) $(1.9) $(2.2) $(1.9) $(1.9) $(1.8) ~4% capital accretion 8.6% 9.7% 9.9% 10.0% 10.3% 3Q24 4Q24 1Q25 2Q25 3Q25 10.8% 11.9% 11.8% 11.7% 11.8% 3Q24 4Q24 1Q25 2Q25 3Q25 6.2% 7.0% 7.4% 7.8% 8.1% 3Q24 4Q24 1Q25 2Q25 3Q25 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts (Forward Curve) (1) 9/30/2025 ratio is estimated. As of January 1, 2025, the CECL optional transition provision had been fully phased-in. Amounts prior to January 1, 2025, reflect Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Projected AOCI assumes ~50bps additional rate cuts in 2025, ~65bps of rate cuts in 2026, no cuts in 2027, 2-to-5 year UST rates ~30 bps steeper in 2026 and 2027 Capital ~11% capital accretion Forward Rates(3)AOCI Position 6/30/25 12/31/25 12/31/26 AFS AOCI Other AOCI Marked Common Equity Tier 1(1),(2) 9/30/25 ~100bps ~16% ~190bps ~170bps 12

down 1 – 3% up ~2% vs. YE 2024 up ~5% 2025 Outlook FY2025 (vs. FY2024) Ranges are shown on an operating basis (1) Represents a forward-looking Non-GAAP measure: Refer to slide 23, "Forward-Looking Statements and Additional Information," for more information.; (2) Non-GAAP measure: Adjusted noninterest income for 2024 excludes $1,836MM from losses on sale of securities and the Scotiabank investment agreement valuation; (3) Non-GAAP measure: Adjusted noninterest expense for 2024 excludes $25MM from FDIC special assessment. See slide 22 for breakout of Selected Items Impact on Earnings; (4) Reflects the estimated full year taxable-equivalent adjustment $ in millions, unless otherwise stated 2024 Baseline $107.7Bn $104.3Bn $71.9Bn Average Loans Ending Loans PE Commercial Loans $2,645(2) up 5 – 6% (previously up 5%+)Adjusted Noninterest Income(1) $4,520(3) up ~4% (previously 3 - 5%)Adjusted Noninterest Expense(1) $3,810 up ~22% (previously up 20 - 22%) 13%+ 4Q25 vs. 4Q24 (previously 11%+) 2.75% – 2.80% in 4Q25 (previously ~2.75%) Net Interest Income (TE) (1) Net Interest Margin ~21% (previously ~21 – 22%) ~22% (previously ~23 – 24%) GAAP Tax Rate Tax-equivalent Effective Rate(4) 41 bps 40 – 45 bpsNCOs to Average Loans 13

Appendix

Balance Sheet Management Detail

Fixed-rate Asset Repricing Tailwinds – 4Q25 to 2027

$ in billions	4Q25	1Q26	2Q26	3Q26	4Q26	2026	2027
Projected receive-fixed swaps maturities	$1.4	$2.8	$2.2	$2.2	$1.9	$9.1	$9.7
Weighted-average rate received (%)	1.96%	2.63%	2.95%	2.82%	2.73%	2.78%	2.97%
Projected fixed-rate loans cash flows / maturities	$1.8	$1.7	$1.7	$1.8	$1.7	$6.9	$6.9
Weighted-average rate received (%)	3.98%	4.12%	4.12%	4.19%	4.28%	4.18%	4.56%
Memo: Projected Residential Mortgages	*$0.6*	*$0.6*	*$0.7*	*$0.7*	*$0.6*	*$2.5*	*$2.2*
Memo: Weighted-average rate received (%)	*3.44%*	*3.46%*	*3.47%*	*3.50%*	*3.53%*	*3.49%*	*3.64%*
Projected fixed-rate investment securities cash flows / maturities	$2.0	$1.9	$2.3	$2.1	$2.0	$8.4	$8.5
Weighted-average rate received (%)	3.86%	3.89%	3.60%	3.94%	4.10%	3.87%	3.49%
Memo: Projected fixed-rate MBS cash flows / maturities	*$1.4*	*$1.3*	*$1.6*	*$1.4*	*$1.3*	*$5.5*	*$5.5*
Memo: Weighted-average rate received (%)	*3.66%*	*3.68%*	*3.63%*	*3.64%*	*3.86%*	*3.70%*	*3.76%*

Average Total Investment Securities



$ in billions
$44.5
$45.5
$46.6
$47.8
$47.5
2.98%
3.40%
3.64%
3.71%
3.75%
$36.7
$38.0
$39.3
$40.7
$40.3
$7.8
$7.5
$7.3
$7.0
$7.2
3Q24
4Q24
1Q25
2Q25
3Q25
Average HTM Securities
Average AFS Securities
Average Yield(1)

Loan Composition[2]



Other 1%
O/N SOFR 27%
1M SOFR 21%
3M SOFR 10%
Prime 7%
Fixed 34%

(1) Yield is calculated on an amortized cost basis; (2) Based on 9/30/2025 period-end balances; chart may not foot due to rounding

15

Hedging Strategy Opportunity 16 (1) Portfolio as of 9/30/2025, includes already executed forward starting swaps; (2) AFS securities swapped to floating rate $ in billions 9/30/2025 Debt Hedges $9.7 Securities Hedges(2) $9.7 Floor Spreads $3.3 Other Hedge Positions ▪ No ALM hedging actions taken in 3Q25 3Q25 ALM Hedge Actions 3.1% 3.3% 3.4% 3.4% 3.4% 3.5% 3.8% 4Q25 1Q26 2Q26 3Q26 YE26 YE27 $1.4 $2.8 $2.2 $2.2 $9.1 $9.7 2.0% 2.6% 3.0% 2.8% 2.8% 3.0% W.A. Receive- fixed Rate Maturing Swaps W.A. Receive-fixed Rate Receive-fixed Asset Swaps(1) $ in billions; ending balances ▪ Forward-starting cash flow hedges of $8.7Bn – WA receive rate: 3.9% – $6.5Bn starting in 4Q25 (3.8% WA receive rate) – $2.2Bn starting in 1Q26 (4.1% WA receive rate) Forward Starting Swaps as of 9/30

289% 153% 69% 84% N/M N/M N/M C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer $1,774 $1,699 $1,707 $1,743 $1,736 1.68% 1.63% 1.63% 1.64% 1.64% ACL ACL to Period-end Loans 3Q24 4Q24 1Q25 2Q25 3Q25 6.6% 11.2% 3.1% 0.5% 1.5% 1.8% 0.3% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer 0.46% 0.65% 0.03% 4.00% 0.98% (0.01)% (0.04)% C&I CRE Comm'l Lease Resi Mtg Home Equity Credit Cards Other Consumer Credit Quality by Portfolio (3),(4) (3), (4) (3), (4) N/M = Not Meaningful Note: All metrics are as of 9/30/2025 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balances include $212 million of commercial credit card balances at September 30, 2025; (4) Commercial lease financing includes receivables held as collateral for a secured borrowing of $1 million at September 30, 2025. Principal reductions are based on the cash payments received from these related receivables. NCOs to Average Loans (%)(1),(2) ↓ 44 bps QoQ 17 Allowance for Credit Losses (ACL) Allowance to NPLs (%)(2) Criticized Outstandings to Period-End Loans (%)(2) ↓ 117 bps QoQ

GAAP to Non-GAAP Reconciliation

$ in millions		3Q25			2Q25			3Q24	
Tangible common equity to tangible assets at period end									
Key shareholders' equity (GAAP)	$	20,102		$	19,484		$	16,852	
Less: Intangible assets		2,765			2,770			2,786	
Preferred stock[1]		2,446			2,446			2,446	
Tangible common equity (non-GAAP)	$	14,891		$	14,268		$	11,620	
Total assets (GAAP)	$	187,409		$	185,499		$	189,763	
Less: Intangible assets		2,765			2,770			2,786	
Tangible assets (non-GAAP)	$	184,644		$	182,729		$	186,977	
Tangible common equity to tangible assets ratio (non-GAAP)		8.06	%		7.81	%		6.21	%
Average tangible common equity									
Average Key shareholders' equity (GAAP)	$	19,664		$	19,268		$	15,759	
Less: Intangible assets (average)		2,767			2,772			2,789	
Preferred stock (average)		2,500			2,500			2,500	
Average tangible common equity (non-GAAP)	$	14,397		$	13,996		$	10,470	
Return on average tangible common equity from continuing operations									
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	454		$	387		$	(447)	
Average tangible common equity (non-GAAP)	$	14,397		$	13,996		$	10,470	
Return on average tangible common equity from continuing operations (non-GAAP)		12.51	%		11.09	%		(16.98)	%
Adjusted return on average tangible common equity from continuing operations									
Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP)	$	450		$	387		$	285	
Adjusted return on average tangible common equity from continuing operations excluding notable items (non-GAAP)		12.40	%		11.09	%		10.83	%
Return on average tangible common equity consolidated									
Net income (loss) attributable to Key common shareholders (GAAP)	$	453		$	387		$	(446)	
Average tangible common equity (non-GAAP)		14,397			13,996			10,470	
Return on average tangible common equity consolidated (non-GAAP)		12.48	%		11.15	%		(16.95)	%

(1) Net of capital surplus

18

GAAP to Non-GAAP Reconciliation

$ in millions	3Q25	2Q25	3Q24
Pre-provision net revenue			
Net interest income (GAAP)	$ 1,184	$ 1,141	$ 952
Plus: Taxable-equivalent adjustment	9	9	12
Noninterest income (GAAP)	702	690	(269)
Less: Noninterest expense (GAAP)	1,177	1,154	1,094
Pre-provision net revenue from continuing operations (non-GAAP)	$ 718	$ 686	$ (399)
Adjusted pre-provision net revenue			
Pre-provision net revenue from continuing operations (non-GAAP)	$ 718	$ 686	$ (399)
Plus: Selected items[(1)]	(5)	—	912
Adjusted pre-provision net revenue from continuing operations (non-GAAP)	$ 713	$ 686	$ 513
Cash efficiency ratio and Adjusted cash efficiency ratio			
Noninterest expense (GAAP)	$ 1,177	$ 1,154	$ 1,094
Less: Intangible asset amortization	5	5	7
Noninterest expense less intangible asset amortization (non-GAAP)	$ 1,172	$ 1,149	$ 1,087
Plus: Selected items[(1)]	5	—	6
Adjusted noninterest expense less intangible asset amortization (non-GAAP)	1,177	1,149	1,093
Net interest income (GAAP)	$ 1,184	$ 1,141	$ 952
Plus: Taxable-equivalent adjustment	9	9	12
Net interest income TE (non-GAAP)	$ 1,193	$ 1,150	$ 964
Noninterest income (GAAP)	702	690	(269)
Total taxable-equivalent revenue (non-GAAP)	$ 1,895	$ 1,840	$ 695
Plus: Selected items[(1)]	—	—	918
Adjusted taxable-equivalent revenue (non-GAAP)	$ 1,895	$ 1,840	$ 1,613
Cash efficiency ratio (non-GAAP)	61.8 %	62.4 %	156.4 %
Adjusted cash efficiency ratio (non-GAAP)	62.1 %	62.4 %	67.8 %

(1) See slide 22 for breakout on Selected Items Impact on Earnings

19

GAAP to Non-GAAP Reconciliation

$ in millions	3Q25	2Q25	3Q24
Adjusted taxable-equivalent revenue			
Noninterest income (GAAP)	$ 702	$ 690	$ (269)
Plus: Selected Items[1]	—	—	918
Adjusted noninterest income (non-GAAP)	$ 702	$ 690	$ 649
Net interest income TE (non-GAAP)	1,193	1,150	964
Total adjusted taxable-equivalent revenue (non-GAAP)	$ 1,895	$ 1,840	$ 1,613
Adjusted noninterest expense			
Noninterest expense (GAAP)	$ 1,177	$ 1,154	$ 1,094
Plus: Selected Items[1]	5	—	6
Adjusted noninterest expense (non-GAAP)	$ 1,182	$ 1,154	$ 1,100
Adjusted income (loss) available from continuing operations attributable to Key common shareholders			
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$ 454	$ 387	$ (447)
Plus: Selected Items (net of tax)[1]	(4)	—	732
Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP)	$ 450	$ 387	$ 285
Diluted earnings per common share (EPS) - adjusted			
Diluted EPS from continuing operations attributable to Key common shareholders (GAAP)	$ 0.41	$ 0.35	$ (0.47)
Plus: EPS impact of selected items[1]	—	—	0.77
Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP)	$ 0.41	$ 0.35	$ 0.30

(1) See slide 22 for breakout on Selected Items Impact on Earnings

20

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[(1)] (*$ in millions*)	3Q25	2Q25	1Q25	4Q24	3Q24
Common Equity Tier 1 (A)	$ 17,050	$ 16,774	$ 16,549	$ 16,489	$ 15,043
Add: AFS and Pension accumulated other Comprehensive income (loss)	(2,176)	(2,476)	(2,601)	(3,032)	(3,118)
Marked Common Equity Tier 1 (B)	$ 14,875	$ 14,298	$ 13,948	$ 13,457	$ 11,925
Risk Weighted Assets (C)	$ 144,106	$ 143,105	$ 140,514	$ 138,296	$ 138,933
Common Equity Tier 1 Ratio (A/C)	11.8 %	11.7 %	11.8 %	11.9 %	10.8 %
Marked CET1 Ratio (B/C)	10.3 %	10.0 %	9.9 %	9.7 %	8.6 %

Loan Yields Excluding Impact from Hedges[(2)]	3Q25	2Q25	1Q25	4Q24	3Q24
Loan Yield	5.5 %	5.5 %	5.5 %	5.6 %	5.7 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.4) %	(0.3) %	(0.4) %	(0.5) %	(0.7) %
Loan Yield Excluding Impact from Hedges	5.9 %	5.8 %	5.8 %	6.1 %	6.4 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Marked CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

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Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts		Pretax[1]		After-tax at marginal rate[1]		
Quarter to date results		Amount		Net Income		EPS[3][5]
Three months ended September 30, 2025						
FDIC special assessment (other expense)[4]	$	5	$	4	$	—
Three months ended June 30, 2025						
No items		—		—		—
Three months ended March 31, 2025						
No items		—		—		—
Three months ended December 31, 2024						
Loss on sale of securities[2]		(915)		(657)		(0.66)
Scotiabank investment agreement valuation (other income)		(3)		(2)		—
FDIC special assessment (other expense)[4]		3		2		—
Three months ended September 30, 2024						
Loss on sale of securities[2]		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		6		5		—
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(5)		(4)		—
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)
Year to date results						
Nine months ended September 30, 2025						
FDIC special assessment (other expense)[4]	$	5	$	4	$	—
Nine months ended September 30, 2024						
Loss on sale of securities		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		(28)		(21)		(0.02)

(1) Favorable (unfavorable) impact; (2) After-tax loss on sale of securities for the three months ended September 30, 2024 adjusted to reflect impact of GAAP accounting for income taxes in interim periods, with related adjustments recorded in the fourth quarter of 2024; (3) Impact to EPS reflected on a fully diluted basis; (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. Amounts reflected for the three-months ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, and September 30, 2025, represent adjustments from initial estimates based on quarterly invoices received from the FDIC; (5) Earnings per share may not foot due to rounding

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This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles Forward-looking Statements and Additional Information 23